Net finance costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Net finance costs
Change in fair value of derivative financial instrument	$ (293)	$ 237
Lease liability interest expense (note 11)	67	71
Interest income	(205)	(692)
Change in amortized cost of trade and other receivables (note 4)	448
CIBC loan		472
Change in fair value of contingent consideration (note 10)		90
Foreign exchange loss	286	2,536
Net finance costs. Total	$ 303	$ 2,714